COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 15:-	COMMITMENTS AND CONTINGENCIES

	a.	Royalties:

1.
In June 2004, the Company entered into an agreement effective from December 1, 2003 until 2021, for using the know-how of Tensor Technologies LLC ("Tensor"). For the usage of the know-how, the Company is obligated to pay royalties, at a rate of 4.5%, on sales of certain products to its distributors and subsidiaries.

Royalty expenses that amounted to $ 525, $ 602 and $ 461 for the years ended December 31, 2011, 2010 and 2009, respectively, and were recorded as part of cost of revenues. See c.2 below for legal proceedings with Tensor.

2.	Candela has an agreement with the Regents of the University of California ("Regents") for exclusive license rights to the Dynamic Cooling Device ("DCD"), subject to certain limited license rights of Cool Touch, Inc. ("Cool Touch"), in the following fields of use: procedures that involve skin resurfacing and rejuvenation, vascular skin lesions, and laser hair removal. Cool Touch, a subsidiary of New Star Technology, Inc., obtained a license to the DCD on a co-exclusive basis with the Company, in certain narrower fields of use.

Candela's agreement with the Regents called for an annual license fee, for calendar years up to 2011, of $ 300 and a minimum annual royalty obligation of $ 500. The multi-year annual fee of $ 300 was paid to the Regents in a lump sum of $ 3,000 and is being amortized over the remaining life of the patent agreement, which as of December 31, 2011 was approximately three and a half years. The royalty and the amortization of the annual license fee payment are reflected in the Company's consolidated statement of operations.

As of December 31, 2011 and 2010, the unamortized portion of the license fee payment is reflected as follows: $ 300 is included in other receivables for both years and $ 750 and $ 1,050 are included in long-term assets, respectively. Royalty expenses were recorded as part of cost of revenues and amounted to $ 2,529 and $ 2,552 for the years ended December 31, 2011 and 2010, respectively.

On June 30, 2011 Candela signed on an amendment to the license agreement effective July 1, 2011, which provides that for an annual license fee of $300, Candela's royalty obligation was reduced to 3% up to a certain level of net sales and 2% above such level.

b.	Leases:

The Company leases several facilities and automobiles under non-cancelable lease agreements. The facility leases can be adjusted for increases in maintenance and insurance costs above specified levels. In addition, certain facility leases contain escalation provisions based on certain inflationary indices. These operating leases expire in various years through fiscal year 2017. These leases may be renewed for periods ranging from one to five years.

The future minimum lease commitments of the Company under various non-cancelable operating lease agreements as of December 31, 2011, are as follows:

Year ended December 31,

2012	$4,148
2013	2,926
2014	994
2015	624
2016	295
2017	197

$9,184

Rent expenses amounted to $ 2,968, $ 3,391 and $ 989 for the years ended December 31, 2011, 2010 and 2009, respectively (2011 and 2010 expenses included Candela).

c.	Legal claims:

1.
Our subsidiary, Syneron Inc., and our indirect wholly owned subsidiary, Candela Corporation (Candela), were each involved in separate patent infringement lawsuits brought by Palomar Medical Technologies, Inc. (Palomar) and Massachusetts General Hospital ("MGH"), alleging infringement of U.S. Patent Nos. 5,595,568 (the '568 Patent) and 5,735,844 (the '844 Patent) by Syneron Inc.'s and Candela's hair removal products, respectively.   On September 16, 2011, Syneron Inc., Candela, and Syneron Medical Ltd. entered into a comprehensive settlement agreement with Palomar and MGH ending the patent disputes on mutually agreeable terms. The comprehensive settlement agreement includes two Non-Exclusive Patent Licenses.  Under the first agreement, Palomar granted Syneron Inc. and its Affiliates (including Syneron Medical Ltd. and Candela) a non-exclusive, worldwide, fully paid-up, and irrevocable license to the '568 and '844 Patents and foreign counterparts for their professional laser and lamp-based hair removal systems. Pursuant to this agreement, we paid Palomar $31 million, and Palomar received a royalty free license to certain Candela patents. Under the second agreement, Palomar granted Syneron Inc. and its Affiliates (including Syneron Medical Ltd. and Candela) a non-exclusive, royalty bearing license in the U.S. to the '568 and '844 Patents for consumer home-use lamp- based hair removal products.  We will pay royalties to Palomar on sales of such products in the U.S. as follows: a 5% royalty up to a certain level of cumulative sales, then 6.5% up to another level of cumulative sales, and 7.5% on all cumulative sales thereafter. In addition, Palomar received a royalty-free license to certain Syneron Medical Ltd. and Candela patents.

2.
On December 23, 2008, the Company received a letter from Tensor claiming that the Company was in breach of its royalty payment obligations to Tensor pursuant to a License Agreement dated June 24, 2004 between the Company and Tensor (as amended). On February 19, 2009, the Company sent Tensor a letter denying Tensor's claims and denying any royalty payment obligations to Tensor whatsoever. The Company submitted the matter for arbitration, agreed upon an arbitrator and started the arbitration process. On August 30, 2009, a statement of claim was served by Tensor against the Company in the amount of $2,618. On November 1, 2009, the Company submitted a statement of defense and a countersuit in the amount of $4,367 for the restitution of the royalties already paid by it to Tensor. Tensor has submitted its statement of defense to the counterclaim submitted by the Company. On May 5, 2011, the arbitrator issued a decision accepting most of Tensor's claims and denying most of the Company's counterclaims. The arbitrator appointed an expert accountant to examine the royalties to be paid to Tensor under the terms of the agreement. The expert submitted a report to the arbitrator and the Company filed its comments to the report on January 26, 2012. On February 13, 2012, the expert filed a request for clarifications, and a hearing regarding this matter was scheduled for April 5, 2012. The Company believes it recorded a sufficient accrual to cover the claim.

3.
On March 10, 2009, a complaint was filed against Syneron, Inc. by Roxanne Coffman. The complaint arises out of a fatal accident involving a contractor, Daniel R. Coffman, who tripped and fell through a skylight on the roof of a building leased by Syneron, Inc. The complaint also named the building owners, the skylight manufacturer and various other parties and alleged a cause of action of negligent maintenance of the building and failing to protect others from the dangerous condition of the roof and skylight. On September 16, 2011, Syneron, Inc. was dismissed from the case following a settlement between the parties.

4.	During 2010, one Candela received correspondence from BioCell, L.P. claiming that it improperly terminated a distribution agreement with BioCell. BioCell claims damages in the amount of $390. Candela has issued a response contesting the claim of improper termination and any resulting damages. The Company assessed that contingent losses related to this claim are remote, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

5.	On April 11, 2011, Candela was served with a lawsuit filed by Srijaya Reddy against Jyoti Spa, Inc. t/a Lumiere Skin and Laser ("Lumiere"), Deanna Oralla (a technician at Lumiere) and Candela in the Circuit Court for Fairfax County, Virginia. The case involved claims of medical malpractice and products liability related to alleged skin burns the plaintiff received from a laser hair removal procedure that took place at Jyoti Spa on October 9, 2009. The parties reached a settlement and executed a settlement agreement dated December 16, 2011 pursuant to which Candela received a full release from any and all claims and potential claims by the plaintiff in relation to the incident. Additionally, the plaintiff reached a separate settlement agreement with Lumiere.

6.	An action against Syneron, Inc. was commenced on October 25, 2010 by Arlene Scozzaro related to alleged injured she received while undergoing a procedure performed in January 2009 with a Triniti E-Max machine. Plaintiff alleges negligent misrepresentation, negligence, and product liability with respect to Syneron, Inc. and the "Triniti E-Max- Laser/facial laser treatment" and seeks $2,000 in damages. Syneron, Inc. has served its answer as well as cross claims against the codefendant doctor and physician's assistant. The codefendant doctor and physician's assistant have asserted cross-claims against Syneron, Inc., which Syneron, Inc. denied. The case remains pending and is in the initial discovery phase of litigation. The Company assessed that contingent losses related with this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

7.
On August 15, 2010, Amir Gal, former sales representative, sued the Company and Karen Sarid, former site manager in Israel, for breach of Gal's employment agreement with the Company and demanding $1,480 (NIS 5,655,714). The Company filed its statement of defense rejecting Gal's allegations in their entirety along with an application to reject the suit against Sarid. After an initial preliminary hearing, Gal subsequently filed an amended complaint pursuant to the court's order demanding $1,250 (NIS 4,768,837). A second preliminary hearing is scheduled for May 23, 2012. The Company assessed that contingent losses related to this claim are remote, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

8.	On January 5, 2011, Mr. Avner Lior submitted an action for declaratory relief and a mandatory injunction in Haifa District Court to void a share purchase agreement between the plaintiff and the Company dated October 23, 2003 and to recover the shares he sold to the Company pursuant to that agreement. On March 15, 2011, the Company submitted a statement of defense. On April 5, 2011, the plaintiff filed his response to the statement of defense. On April 27, 2011, the Company filed a motion to dismiss. On May 11, 2011, the plaintiff submitted his response. On May 16, 2011, the State of Israel - Courts Administration joined the Company's motion to dismiss on the grounds that the plaintiff failed to pay court fees. On July 5, 2011, a pre-trial hearing took place and the parties accepted the court's proposal to transfer the dispute to mediation. The parties were not able to reach a settlement in mediation. On March 8, 2012, the Court rejected the Company's claim regarding statute of limitations, and accepted the claim regarding insufficient court fees paid. The Court required that the plaintiff file an amended claim and pay court fees within 45 days, or the claim will be dismissed. The Company assessed that contingent losses related to this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

9.	On April 27, 2011 a lawsuit was filed by the Company's former French distributor for damages in the amount of $ 3,468 (€ 2,683,746) for lost earnings due to the termination of the distribution agreement. The Company filed its submissions for the defense claiming that, since there is an applicable arbitration clause in the distribution agreement, the Court of Commerce in Lille has no jurisdiction in the case. A pretrial hearing was held March 28, 2012.

10.	A claim was brought against the Company's subsidiary, Candela, by Tout Pour le Laser ("TPL"), seeking damages and legal fees in the amount of $ 2,913 (€ 2,253,950) for public denigration, unfair competition and economic parasitism. Candela submitted its pleadings to the court on September 14, 2011, and the parties now await the scheduling of a hearing by the court. The Company assessed that contingent losses related to this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

11.
On July 26, 2010, Syneron filed a lawsuit against Viora Inc., Viora Ltd., Danny Erez, Yosef Luzon (the main shareholders of Viora), Gal Blecher (an employee of Viora), Formatek Systems Ltd. and Ester Toledano (a shareholder of Formatek) alleging that Viora, Formatek and others copied Syneron's VelaShape device by contacting three former Syneron employees who were involved in the development of the Vela product line at Syneron. Syneron, which claims that various VelaShape components were used in Viora's machine (called "Reaction"), is suing for misappropriation of trade secrets and infringement. Syneron is seeking the following remedies, among others: (i) permanent injunction prohibiting manufacturing, exporting, importing, marketing and making any other use (including servicing) of the Reaction; (ii) injunction to refrain from using Syneron's intellectual property and commercial secrets; and (iii) monetary compensation in the amount of $2,600 (the Company has reserved the right to revise this amount). Currently pending in District Court, the documents disclosure procedure has come to an end and depositions are scheduled on April 5, 2012 for Syneron and on October 25, 2012 for the defendants. Court sessions to hear the witnesses are scheduled during November-December 2012.

12.	From time to time, the Company is party to various legal proceedings incidental to its business. The Company has accrued an amount which it deems sufficient to cover probable losses from these and other claims. In addition, the Company believes that none of the legal proceedings, if adversely decided against the Company, will have a material adverse effect upon the Company's financial position, results of operations, or liquidity. While the Company believes that the likelihood of loss in each of the disclosed proceedings is reasonably possible, the possibility of loss or range of loss for each matter is not estimable. During the year ended December 31, 2011 the Company settled various legal claims and paid an amount of approximately $ 280.